UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

_________________

Date of Report: December 9, 2008

(Date of earliest event reported)

TEMPLE-INLAND INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South, 3rd Floor

Austin, Texas 78746

(Address of Principal Executive Offices, including Zip code)

(512) 434-5800

(Registrant's telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01.	Regulation FD Disclosure

Temple-Inland Inc. (the “Company”) today filed with the U.S. Securities and Exchange Commission (the “SEC”) an automatically effective shelf registration statement on Form S-3. This new shelf registration statement replaces the Company's previous shelf registration statement, which was filed in December 2005 and expired on December 1, 2008. Although the Company does not have any current commitments or intentions to sell securities, the shelf registration statement provides flexibility for the Company to issue equity, debt, or other types of securities through one or more methods of distribution. The terms of any future offering would be established at the time of offering subject to market conditions.

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: December 9, 2008	By:	/s/ J. Bradley Johnston
Name: J. Bradley Johnston
Title: Chief Administrative Officer

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